================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) December 14, 1999


                First Union Commercial Mortgage Securities, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                 North Carolina
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                                    333-62671
                            -----------------------
                            (Commission File Number


                                   56-1643598
                      ------------------------------------
                      (I.R.S. Employer Identification No.)


      One First Union Center, Charlotte, North Carolina       28228-0600
      -------------------------------------------------       ----------
        (Address of Principal Executive Offices)              (Zip Code)


                                 (704) 374-6161
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 5. OTHER EVENTS.

               On or about December 17, 1999, the Registrant will cause the issuance and sale of approximately $699,810,000 initial principal amount of Mortgage Pass-Through Certificates, Series 1999-C4, Class IO, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class R-I, Class R-II and Class R-III (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 1999, among the Registrant, First Union National Bank, as Master Servicer, ORIX Real Estate Capital Markets, LLC, as Special Servicer, and Norwest Bank Minnesota, National Association, as Trustee. In connection with the sale of certain classes of the Certificates to the public (the "Publicly Offered Certificates"), the Registrant has been advised by First Union Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature (the "Computational Materials"), with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-62671. The Computational Materials are being filed as an exhibit to this report.

               The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

               In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, background information regarding the Mortgage Loans, proposed structure, decrement tables or cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, background information regarding the Mortgage Loans, proposed structure, decrement tables or cash flow characteristics of the Certificates.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

        (a)    Financial Statements of Business Acquired

               Not applicable

        (b)    Pro Forma Financial Information

               Not applicable

        (c)    Exhibits.

               99.1 Computational Materials prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.

                                          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)




Dated:   December 15, 1999   By:  /s/ CRAIG M. LIEBERMAN
                                 ------------------------
                                 Name:  Craig M. Lieberman
                                 Title: Vice President

                                       INDEX TO EXHIBITS


Exhibit
  No.          Document Description
-------        --------------------

99.1 Computational Materials prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.